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                                 EXHIBIT 23(A)
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                                                                   EXHIBIT 23(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our report dated February 16, 1994 appearing on Page 12 of IBM Credit Corporation's Annual Report on Form 10-K for the year ended December 31, 1993. We also consent to the reference to us under the heading "Experts" in such Prospectus.

Price Waterhouse LLP
Stamford, CT
October 26, 1994